Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Shuffle Master, Inc. on Form S-8 of our report dated December 29, 1999, incorporated by reference in the Annual Report on Form 10-K and 10-K/A1 of Shuffle Master, Inc. for the year ended October 31, 1999.


Minneapolis, Minnesota
June 7, 2000                       DELOITTE & TOUCHE LLP